UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2020

TiVo Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2160 Gold Street

San Jose, California 95002

(Address of Principal Executive Offices, including Zip Code)

(408) 519-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	TIVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 8.01 is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 is incorporated by reference herein.

Item 8.01.	Other Events.

Effective June 1, 2020, Xperi Corporation (“Xperi”) and TiVo Corporation (“TiVo”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, as amended on January 31, 2020, (the “Merger Agreement”), by and among Xperi, TiVo, Xperi Holding Corporation (f/k/a XRAY-TWOLF HoldCo Corporation) (“Xperi Holding”), XRAY Merger Sub Corporation (“Xperi Merger Sub”) and TWOLF Merger Sub Corporation (“TiVo Merger Sub”). Pursuant to the Merger Agreement, (i) Xperi Merger Sub was merged with and into Xperi, with Xperi surviving the merger as a subsidiary of Xperi Holding (the “Xperi Merger”) and (ii) TiVo Merger Sub was merged with and into TiVo, with TiVo surviving the merger as a subsidiary of Xperi Holding (the “TiVo Merger” and together with the Xperi Merger, the “Mergers”). Upon the consummation of the Mergers, each of Xperi and TiVo became subsidiaries of Xperi Holding.

Upon completion of the Xperi Merger, each share of common stock, par value $0.001 per share, of Xperi (the “Xperi Common Stock”) (excluding any shares of Xperi Common Stock that were held in treasury immediately prior to the effective time of the Xperi Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive one fully paid and non-assessable share of common stock, par value $0.001 per share, of Xperi Holding (the “Xperi Holding Common Stock”). Upon completion of the TiVo Merger, (i) each share of common stock, par value $0.001 per share, of TiVo (the “TiVo Common Stock”) (excluding any shares of TiVo Common Stock that were held in treasury immediately prior to the effective time of the TiVo Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive 0.455 fully paid and non-assessable shares of Xperi Holding Common Stock, in addition to cash in lieu of any fractional shares of Xperi Holding Common Stock.

As provided in the Merger Agreement, at the effective time of the Mergers, (i) all options, restricted shares, restricted stock unit awards and other equity awards relating to shares of Xperi Common Stock outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, restricted shares, restricted stock unit awards and other equity awards, respectively, relating to shares of Xperi Holding Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers, and (ii) all options, restricted shares, restricted stock unit awards and other equity awards relating to shares of TiVo Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, restricted stock unit awards, restricted shares and other equity awards, respectively, relating to shares of Xperi Holding Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers.

The issuance of shares of Xperi Holding Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-236492), filed by Xperi Holding with the Securities and Exchange Commission (the “SEC”) and declared effective on April 22, 2020. The joint proxy statement/prospectus of Xperi Holding, Xperi and TiVo (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. The description of Xperi Holding Common Stock set forth in the Joint Proxy Statement/Prospectus is incorporated herein by reference. Additional information about the Mergers is also contained in Current Reports on Form 8-K filed by Xperi on December 24, 2019, January 7, 2020, February 4, 2020, February 18, 2020 (containing Item 5.02), February 24, 2020 and March 17, 2020, May 4, 2020, May 20, 2020 and May 29, 2020, and Current Reports on Form 8-K filed by TiVo on December 24, 2019, January 8, 2020, February 4, 2020, May 4, 2020, May 20, 2020 and May 29, 2020, and incorporated by reference into the Joint Proxy Statement/Prospectus.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Xperi, TiVo or Xperi Holding, and should not be relied upon as disclosure about Xperi, TiVo or Xperi Holding without consideration of the periodic and current reports and statements that Xperi, TiVo or Xperi Holding file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Prior to the TiVo Merger, shares of TiVo Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended and listed on the Nasdaq Stock Market (“Nasdaq”). As a result of the TiVo Merger, on June 1, 2020, TiVo requested that Nasdaq withdraw the shares of TiVo Common Stock from listing on Nasdaq and file a Form 25 with the SEC to report that the shares of TiVo Common Stock are no longer listed on Nasdaq. The shares of TiVo Common Stock are anticipated to be suspended from trading on Nasdaq prior to the open of trading on June 2, 2020.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, by and among Xperi, TiVo, Xperi Holding, Xperi Merger Sub and TiVo Merger Sub (incorporated by reference to Exhibit 2.1 to TiVo’s Current Report on Form 8-K filed with the SEC on December 24, 2019).

2.2

Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, dated as of January 31, 2020, by and among Xperi, TiVo, Xperi Holding, Xperi Merger Sub and TiVo Merger Sub (incorporated by reference to Exhibit 2.1 to TiVo’s Current Report on Form 8-K filed with the SEC on February 4, 2020).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2020	TiVo Corporation

	By:	/s/ Pamela Sergeeff
	Name:	Pamela Sergeeff
	Title:	Executive Vice President and General Counsel